Exhibit 99.1

Investor Relations Contact:

Elias Nader, CFO and Secretary

Sigma Designs, Inc.

Tel: (408) 957-9847

IR@sigmadesigns.com

For Immediate Release

SIGMA DESIGNS, INC. REPORTS FOURTH QUARTER

AND FISCAL YEAR 2014 FINANCIAL RESULTS

MILPITAS, CA, April 9, 2014 — Sigma Designs®, Inc. (NASDAQ: SIGM), a leader in intelligent media platforms, today reported financial results and business highlights for its fourth fiscal quarter and fiscal year ended February 1, 2014.

Financial Results

Net revenue for the fourth quarter of fiscal 2014 was $38.5 million, down $15.9 million, or 29.2%, from $54.4 million reported in the previous quarter and down $5.7 million, or 12.9%, from $44.2 million reported for the same period last year.

GAAP net income for the fourth quarter of fiscal 2014 was $1.3 million, or $0.04 per share. This compares to GAAP net loss of $3.0 million, or $0.09 per share, for the previous quarter and GAAP net loss of $35.2 million, or $1.04 per share, for the same period last year.

In the fourth quarter, we reached settlements with two tax authorities that allowed us to reduce our income tax provision by $5.4 million on a GAAP basis. Non-GAAP net loss for the fourth quarter of fiscal 2014 was $4.5 million, or $0.13 per diluted share. This compares to non-GAAP net income of $3.3 million, or $0.10 per diluted share, for the previous quarter and non-GAAP net loss of $18.0 million, or $0.53 per diluted share, during the same period last year.

Net revenue for fiscal year 2014 was $199.2 million, a decrease of $17.4 million, or 8.0%, from $216.6 million in the previous year.

The GAAP net loss for fiscal year 2014 was $11.0 million, or $0.32 per share. This compares to GAAP net loss of $101.8 million, or $3.06 per share in the previous year.

Non-GAAP net income for fiscal year 2014 was $1.1 million, or $0.03 per diluted share. This compares to non-GAAP net loss of $40.3 million, or $1.21 per diluted share in the previous year. Non-GAAP net income for fiscal 2014 would have been $9.9 million had we not recorded an $8.8 million provision for income taxes

The reconciliation between GAAP and non-GAAP net income (loss) for all referenced periods is provided in a table immediately following the GAAP financial tables below.

Management Comment

“As we entered fiscal 2014, our goal was to significantly reduce operating expenses while focusing on completing important product development programs and achieve profitability for the fiscal year. These goals were achieved. However, due to products transitions and inventory adjustments by our customers across multiple product lines, our revenue for the fourth quarter was disappointing. The new products that we have introduced over the past six months put us in position to secure increasing customer deployments, which we expect to realize in the second half of fiscal year 2015. Below the top line, we continue to tightly manage our business and we’re pleased to deliver a strong gross margin of 61.1% (non-GAAP) and a substantial reduction to our operating expenses of over $1.5 million (non-GAAP) in the fourth quarter compared to the prior quarter,” said Thinh Tran, President and CEO of Sigma Designs.

In the fourth quarter of fiscal 2014, we announced a $20.0 million share repurchase program of which we used $2.3 million in the fourth quarter to purchase shares in the open market. The actual timing, number and value of shares repurchased under the program will be determined by Sigma’s management and its Board of Directors at its discretion, and will depend on a number of factors, including the trading price of the stock, and general market and business conditions as well as applicable legal requirements.

“Our cash, cash equivalents, marketable securities and restricted cash remain strong at $89.4 million. Our share repurchase program reflects confidence in the long-term strength of the company, as well as our commitment to returning value to shareholders. While we ceased repurchasing shares when our corporate trading window closed last quarter, we intend to continue to repurchase stock under our previously announced plan,” said Mr. Tran.

Recent Highlights

●

We launched our new SX6 series of SmartTV processors, which is the first fully-integrated SoC chip for Smart televisions designed to support Ultra HD video, which includes all the key technologies required for advanced connectivity and OTT services for SmartTVs.

●	We launched our new SMP8756 ARM-based set-top box chipset family, which features High Efficiency Video Coding and offers a unique combination of performance, user experience and video quality.

●

We announced our FRCX single chip Ultra HD frame rate conversion chip, which combines the functionality of as many as five devices into a single chip to reduce overall BOM costs and improves performance for OEMs that need to deliver cutting-edge Ultra HD.

●

We demonstrated a number of critical new technologies at the CES2014 show, including our 4K Ultra HD technology in the form of a prototype SmartTV chipset and our new G.hn based TR-069 remote management and diagnostics capability.

●	We began shipments of our Z-Wave and HomePlugAV chipsets for the AT&T Digital Life solution, one of the highest profile home monitoring products in the market.

●	We began shipments of our Z-Wave chipsets for Centurylink’s SmartHome monitoring and security system.

●

We announced that Portuguese leader Novabase Digital TV Technologies is the first operator to launch an HDMI-stick form factor IP-STB that is HbbTV compliant which will support the hybrid set-top box markets that delivers OTT services.

●	We jointly announced, along with Mitsumi, that Mitsumi is now a licensed second source for Z-Wave 500 series technology.

●	We jointly announced, along with Comtrend, that Belgium cable leader Telenet will deploy their Powerline Ethernet Adapters based on Sigma Designs’ HomePlug AV chips.

●	We announced that advanced networking supplier ST&T has selected our new G.hn family of chipsets for their MIMO and SISO products.

●	We jointly announced with Wyplay a collaboration to port their middleware code onto Sigma’s new ARM based set top box SoC product line.

Investor Conference Call

The conference call relating to Sigma’s fourth quarter and fiscal year end 2014 financial results will take place following this announcement at 5:00 PM ET today, April 9, 2014. Investors will have the opportunity to listen live to the conference call via the Internet through www.sigmadesigns.com/IR or www.earnings.com. Institutional investors can access the call via Thomson StreetEvents at www.streetevents.com.  To listen to the live call, please go to the website at least 10 minutes early to register and download and install any necessary audio software. For those who cannot listen to the live broadcast, a replay will be available shortly after the call via the internet through www.sigmadesigns.com/IR or www.earnings.com. The audio replay will be available for one week after the call.

Use of Non-GAAP Financial Information

In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, Sigma reports non-GAAP net income (loss), which excludes amortization of acquired intangibles, stock-based compensation, the mark-up on purchased inventory sold during the period, acquisition-related expenses, facility exit legal expenses, settlement expenses, net impairment of privately-held investments, restructuring charges, impairment of purchased IP, mask sets, design tools used in production and other assets, the gain on the sale of an R&D development project to a third party and the gain upon acquisition of the DTV business that Sigma recognized in accordance with GAAP. The tax amounts included in Sigma’s non-GAAP results approximate its operating cash tax expense, similar to the liability reported on Sigma’s tax returns. In the GAAP to non-GAAP reconciliation at the end of this press release, we have disclosed the impact of these income tax adjustments in our calculation of our non-GAAP financial results. Sigma believes that its non-GAAP measures provide useful information to management and investors regarding financial and business trends relating to its financial condition and results of operations. Sigma also believes the non-GAAP measures provide useful supplemental information for investors to evaluate its operating results in the same manner as the research analysts that follow Sigma, all of whom present non-GAAP projections in their published reports. As such, the non-GAAP measures provided by Sigma facilitate a more direct comparison of its performance with the financial projections published by the analysts as well as its competitors, many of whom report financial results on a non-GAAP basis. The economic substance behind its decision to use such non-GAAP measures is that such measures approximate its controllable operating performance more closely than the most directly comparable GAAP financial measures. For example, Sigma’s management has no control over certain variables that have a major influence in the determination of stock-based compensation such as the volatility of its stock price and changing interest rates. Sigma believes that all of these excluded expenses do not accurately reflect the underlying performance of its continuing operations for the period in which they are incurred, even though some of these excluded items may be incurred and reflected in Sigma’s GAAP financial results in the foreseeable future.

The material limitation associated with the use of the non-GAAP financial measures is that the non-GAAP measures do not reflect the full economic impact of Sigma’s activities. Sigma’s non-GAAP net income (loss) is not prepared in accordance with GAAP, is not an alternative to GAAP financial information, and may be calculated differently than non-GAAP financial information disclosed by other companies. Accordingly, investors are cautioned not to place undue reliance on non-GAAP information.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements that our new products introduced in the past six months puts us in position to secure increasing customer deployments, which we expect to realize in the second half of our new fiscal year, and statements about our intentions to repurchase additional shares under our previously announced stock repurchase program. Actual results may vary materially due to a number of factors including, but not limited to, the risk that, upon completion of further closing procedures and audit, the financial results for the fourth quarter and full fiscal 2014 are different than the results set forth in this press release, including the issuance of a final decision in an ongoing arbitration matter which may be announced after the date of this press release and prior to the completion of our audit, general economic conditions, the ability to recognize the anticipated savings from our restructuring efforts, the rate of growth of the Set-Top Box, home networking, digital TV, and home control and energy management markets in general, the ramp in demand from Sigma’s set-top box, television and telecommunication customers, Sigma’s ability to deploy and achieve market acceptance for Sigma products,  and the risk that such products will not gain widespread acceptance, or will be rendered obsolete, by product offerings of competitors or by alternative technologies, and other risks detailed from time to time in Sigma’s SEC reports, including Sigma’s report on Form 10-Q as filed with the SEC on December 12, 2013.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.  Sigma undertakes no obligation to publicly release or otherwise disclose the result of any revision to these forward-looking statements that may be made as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

About Sigma Designs, Inc.

Sigma Designs, Inc. (NASDAQ: SIGM) is a leader in intelligent media platforms.  The company designs and builds the essential semiconductor technologies that serve as the foundation for the world’s leading IPTV set-top boxes, connected televisions, connected media players, residential gateways, home control systems and more.  For more information about Sigma Designs, please visit www.sigmadesigns.com.

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SIGMA DESIGNS, INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(GAAP)
(In thousands)

	February 1,	February 2,
	2014	2013
Assets

Current Assets:
Cash and cash equivalents	$64,326	$51,218
Short-term marketable securities	7,791	17,455
Restricted cash	1,775	1,769
Accounts receivable, net	27,647	21,648
Inventory	20,403	24,929
Deferred tax assets	4,144	5,868
Prepaid expenses and other current assets	8,069	13,578
Total current assets	134,155	136,465

Long-term marketable securities	15,505	14,253
Software, equipment and leasehold improvements, net	27,089	17,106
Intangible assets, net	29,780	36,573
Deferred tax assets, net of current portion	439	2,681
Long-term investments and notes receivable, net of current portion	3,873	8,943
Other non-current assets	4,934	4,810

Total assets	$215,775	$220,831

Liabilities and Shareholders' Equity

Current Liabilities:
Accounts payable	$16,184	$11,046
Accrued compensation and related benefits	6,288	10,070
Accrued liabilities	19,813	18,721
Total current liabilities	42,285	39,837

Other long-term liabilities	15,099	18,976
Total liabilities	57,384	58,813

Shareholders’ equity	158,391	162,018

Total liabilities and shareholders' equity	$215,775	$220,831

SIGMA DESIGNS, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(GAAP)
(In thousands, except per share data)

	Three months ended			Fiscal year ended
	February 1, 2014	November 2, 2013	February 2, 2013	February 1, 2014	February 2, 2013

Net revenue	$38,497	$54,394	$44,199	$199,193	$216,613
Cost of revenue	16,451	23,311	30,331	91,052	125,588
Gross profit	22,046	31,083	13,868	108,141	91,025
Gross margin percent	57.3%	57.1%	31.4%	54.3%	42.0%

Operating expenses:
Research and development	16,634	17,555	26,973	73,162	103,478
Sales and marketing	4,820	5,608	7,093	21,637	34,550
General and administrative	4,729	5,212	6,025	19,640	27,899
Gain on acquisition	-	-	28	-	(1,389)
Restructuring charges	267	1,104	2,443	2,261	3,264
Impairment of IP, mask sets and design tools	675	150	6,569	1,013	6,569
Total operating expenses	27,125	29,629	49,131	117,713	174,371

Income (loss) from operations	(5,079)	1,454	(35,263)	(9,572)	(83,346)
Gain on sale of development project	-	-	-	1,079	-
Interest and other income (expense), net	(164)	(254)	1,293	394	2,325

Income (loss) before income taxes	(5,243)	1,200	(33,970)	(8,099)	(81,021)
Provision (benefit) for income taxes	(6,496)	4,178	1,227	2,950	20,747

Net income (loss)	$1,253	$(2,978)	$(35,197)	$(11,049)	$(101,768)

Net income (loss) per share:
Basic	$0.04	$(0.09)	$(1.04)	$(0.32)	$(3.06)
Diluted	$0.04	$(0.09)	$(1.04)	$(0.32)	$(3.06)

Shares used in computing net income (loss) per share:
Basic	34,421	34,518	33,722	34,206	33,205
Diluted	34,502	34,518	33,722	34,206	33,205

SIGMA DESIGNS, INC.
RECONCILIATION OF GAAP NET INCOME (LOSS) TO NON-GAAP NET INCOME (LOSS)
(Unaudited)
(In thousands, except per share data)

	Three months ended			Fiscal year ended
	February 1,	November 2,	February 2,	February 1,	February 2,
	2014	2013	2013	2014	2013
GAAP net income (loss)	$1,253	$(2,978)	$(35,197)	$(11,049)	$(101,768)

Items reconciling GAAP net income (loss) to non-GAAP net income (loss):

Stock-based compensation expenses	1,427	1,668	2,516	6,814	10,595
Amortization of acquired intangibles	1,772	1,782	2,073	7,152	7,931
Impairment of purchased IP, mask sets, designs tools and other assets	675	562	11,173	1,425	11,173
Restructuring charges, net	279	1,104	2,443	2,306	3,264
Mark-up on inventory acquired in business combinations sold during the period during the period	-	-	162	436	3,769
Realized gain on sale of development project	-	-	-	(1,079)	-
(Gain) loss on acquisition	-	-	28	-	(1,389)
Facility exit legal expenses	91	8	-	387	-
Settlement expenses	-	100	-	100	5,700
Impairment of investments, net	270	163	-	433	-
Acquisition expenses	-	-	-	-	4,276
Income tax adjustments	(10,292)	901	(1,227)	(5,826)	16,194
Total GAAP to Non-GAAP adjustments	(5,778)	6,288	17,168	12,148	61,513

Non-GAAP net income (loss)	$(4,525)	$3,310	$(18,029)	$1,099	$(40,255)

Diluted net income (loss) per share	$(0.13)	$0.10	$(0.53)	$0.03	$(1.21)

Shares used in calculating diluted net income (loss) per share:	34,421	34,564	33,722	34,294	33,205

Diluted net income (loss) per share:

Diluted GAAP net income (loss) per share	$0.04	$(0.09)	$(1.04)	$(0.32)	$(3.06)

Diluted GAAP to non-GAAP adjustments	$(0.17)	$0.19	$0.51	$0.35	$1.85

Diluted Non-GAAP net income (loss) per share	$(0.13)	$0.10	$(0.53)	$0.03	$(1.21)

Reconciliation of shares used in calculating non-GAAP net income (loss) per share:

Shares used in calculating basic net income (loss) per share	34,421	34,518	33,722	34,206	33,205
Adjustment for dilutive securities	-	46	-	88	-
Non-GAAP shares used in calculating diluted net income (loss) per share	34,421	34,564	33,722	34,294	33,205

SIGMA DESIGNS, INC.
SECHEDULE OF SELECTED GAAP TO NON-GAAP ADJUSTMENTS
(Unaudited)
(In thousands, except per share data)

The following schedule reconciles selected line items from the GAAP basic statements of operations to non-GAAP statements of operations:

	Three months ended			Fiscal year ended
	February 1,	November 3,	February 2,	February 1,	February 2,
	2014	2013	2013	2014	2013
GROSS PROFIT:

GAAP gross profit	$22,046	$31,083	$13,868	$108,141	$91,025
Stock-based compensation expenses	53	64	106	267	487
Amortization of acquired intangibles	1,403	1,403	1,651	5,644	6,327
Acquisition expenses	-	-	-	-	101
Restructuring charges, net	12	-	14	45	14
Impairment of purchased IP and mask sets used in production		-	4,604		4,604
Mark-up on inventory acquired in business combinations sold during the period during the period	-		162	436	3,769
Non-GAAP gross profit	$23,514	$32,550	$20,405	$114,533	$106,327

OPERATING EXPENSES:

GAAP operating expenses	$27,125	$29,629	$49,131	$117,713	$174,371
Stock-based compensation expenses	(1,374)	(1,604)	(2,410)	(6,547)	(10,108)
Amortization of acquired intangibles	(369)	(379)	(422)	(1,508)	(1,604)
Impairment of purchased IP, mask sets and designs tools	(675)	(562)	(6,569)	(1,425)	(6,569)
Restructuring charges, net	(267)	(1,104)	(2,443)	(2,261)	(3,264)
Gain on acquisition	-	-	(28)	-	1,389
Facility exit legal expenses	(91)	(8)	-	(387)	-
Settlement expenses	-	(100)	-	(100)	(5,700)
Acquisition expenses	-	-	-	-	(4,175)
Non-GAAP operating expenses	$24,349	$25,872	$37,259	$105,485	$144,340

INCOME TAX EXPENSE:

GAAP income tax expenses	$(6,496)	$4,178	$1,227	$2,950	$20,747
Income tax adjustments	10,292	(901)	1,227	5,826	(16,194)
Non-GAAP income tax expenses	$3,796	$3,277	$2,454	$8,776	$4,553

RESEARCH AND DEVELOPMENT:

GAAP research and development	$16,634	$17,555	$26,973	$73,162	$103,478
Stock-based compensation expenses	(660)	(778)	(1,394)	(3,381)	(5,740)
Amortization of acquired intangibles	(22)	(33)	(41)	(121)	(141)
Acquisition expenses	-	-	-	-	(1,417)
Non-GAAP research and development	$15,952	$16,744	$25,538	$69,660	$96,180

SALES AND MARKETING:

GAAP sales and marketing	$4,820	$5,608	$7,093	$21,637	$34,550
Stock-based compensation expenses	(246)	(365)	(399)	(1,275)	(1,811)
Amortization of acquired intangibles	(347)	(346)	(381)	(1,387)	(1,463)
Settlement expenses	-	(100)	-	(100)	(5,700)
Acquisition expenses	-	-	-	-	(257)
Non-GAAP sales and marketing	$4,227	$4,797	$6,313	$18,875	$25,319

GENERAL AND ADMINISTRATIVE:

GAAP general and administrative	$4,729	$5,212	$6,025	$19,640	$27,899
Stock-based compensation expenses	(468)	(461)	(617)	(1,891)	(2,557)
Impairment of other assets	-	(412)	-	(412)	-
Acquisition expenses	-	-	-	-	(2,501)
Facility exit legal expenses	(91)	(8)	-	(387)	-
Non-GAAP general and administrative	$4,170	$4,331	$5,408	$16,950	$22,841